LORD ABBETT MID CAP VALUE FUND, INC.

Supplement dated June 25, 2008 to the

Prospectus dated May 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

The following replaces the second paragraph in the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

The investment management team is headed by Howard E. Hansen, Partner and Portfolio Manager.  Mr. Hansen joined Lord Abbett in 1995 and has been Co-Portfolio Manager of the Fund since 1997.  Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007.  Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004–2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers.   Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.